SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 30, 2007

MINISTRY PARTNERS INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

California	333-04028LA	33-0489154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 West Imperial Highway, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

            Registrant's telephone number, including area code: (714) 671-5720

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation and Bylaws.

Amendment to Articles of Incorporation

On October 30, 2007, the shareholders of Ministry Partners Investment Corporation (the "Company") at a duly convened shareholder meeting approved the amendment of Article II of the Company's  Articles of Incorporation identifying the purposes for which the Company is organized under its governing documents.  The amended and restated provision provides as follows:

"II.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code."

The previous version of Article II of the Company's Articles of Incorporation provided that:

"II.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code, which activity shall be limited to services provided specifically for the benefit and assistance of Christian organizations."

By adopting this amendment, the Company's governing documents will be clarified to ensure that the Company will be authorized to undertake any lawful business activities under the California Corporations Code other than the banking or trust business or practice of a profession.  Accordingly, the Company will be authorized to expand its operations as a credit union service organization and provide services to credit unions and their members.

Amendment to Bylaws

On October 30, 2007, the Company's shareholders at a duly convened meeting approved the amendment of Article II, Section 2 of the Company's Bylaws to provide the Board with flexibility to set the date and time of its annual stockholders meeting.  The amended and restated provision provides as follows:

            "Section 2.  ANNUAL MEETINGS.

                        Except as provided in any agreement in effect among the corporation's shareholders, the annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors for the purpose of electing directors and for the transaction of other proper business as may come before the meeting."

The previous version of Article II, Section 2 of the Company's Bylaws provided that:

            "Section 2.  ANNUAL MEETINGS.

                        Except as provided in any agreement in effect among the corporation's shareholders, the annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors no earlier than 30 days before, and no later than 90 days after, the end of the corporation's fiscal year upon proper notice to all shareholders.  At each annual meeting, Directors shall be elected and any other proper business within the power of the shareholders may be transacted."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 6, 2007                               MINISTRY PARTNERS INVESTMENT

CORPORATION

/s/ Billy M. Dodson

Billy M. Dodson

President